UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2005
(Date of earliest event reported)

ALASKA AIRLINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19978 (Commission File Number)	92-0009235 (IRS Employer Identification No.)

19300 Pacific Highway South, Seattle, Washington (Address of Principal Executive Offices)	98188 (Zip Code)

(206) 392-5040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Signature

Item 1.01 Entry into a Material Definitive Agreement

On June 15, 2005, Alaska Airlines, Inc. entered into an aircraft purchase agreement with The Boeing Company to purchase 35 B737-800 aircraft with deliverires beginning in January 2006 and continuing through April 2011. Based on the current list prices, the total value of this contract is approximately $2.3 billion. The agreement contains certain confidential discounts and concessions that reduce Alaska’s price to below the list price. The purchase agreement includes options to purchase an additional 15 aircraft with deliveries between July 2007 and April 2009. The order also includes purchase rights for an additional 50 737-800s under the same terms as the agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIRLINES, INC.

Registrant

Date: June 15, 2005

/s/ Brandon S. Pedersen

Brandon S. Pedersen Staff Vice President/Finance and Controller

/s/ Bradley D. Tilden

Bradley D. Tilden Executive Vice President/Finance and Chief Financial Officer

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